STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT
NORTHERN INSTITUTIONAL FUNDS
MONEY MARKET PORTFOLIOS

SUPPLEMENT DATED MAY 23, 2014 TO
STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED APRIL 1, 2014

At a meeting of shareholders on May 19, 2014 (the “Shareholder Meeting”), shareholders of the Northern Institutional Funds (the “Trust”) elected Cynthia Plouché as a non-interested trustee of the Trust. The following information is added to the table in the section “TRUSTEES AND OFFICERS – Non-Interested Trustees” beginning on page 26 of the SAI:

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Cynthia Plouché Age: 56 Trustee since May 2014

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients;

•  Assessor, Moraine Township, Illinois since January 2014.

• AXA Premier VIP Trust (registered investment company – 36 portfolios).

(1)	The Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)	The Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.
(3)	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., public companies) or other investment companies registered under the 1940 Act.

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At the Shareholder Meeting, shareholders of the Tax-Exempt Portfolio approved a new management agreement. Accordingly, the following supplements the information in the sections “INVESTMENT ADVISER, TRANSFER AGENT AND CUSTODIAN” and “ADMINISTRATOR AND DISTRIBUTOR” beginning on pages 38 and 49, respectively, of the SAI:

Effective June 30, 2014, a new management agreement (the “Management Agreement”) between the Portfolio and NTI, to provide the Portfolio with investment advisory and administration services under a single agreement and fee structure, will replace the current investment advisory and ancillary services agreement and administration agreement (“Current Agreements”) between the Portfolio and NTI. The terms, including the services provided thereunder, of the Management Agreement and the Current Agreements are substantially similar, other than with respect to the compensation payable to NTI.

Under the Management Agreement, beginning June 30, 2014, as compensation for advisory and administration services and the assumption of related expenses, the Investment Adviser is entitled to a management fee, computed daily and payable monthly, at the annual rate set forth in the table below (expressed as a percentage of the Portfolio’s average daily net assets).

CONTRACTUAL MANAGEMENT FEE RATE EFFECTIVE JUNE 30, 2014
Tax-Exempt Portfolio	0.33%

Beginning June 30, 2014, the Portfolio also will enter into a new transfer agency agreement (“Transfer Agency Agreement”) with the Portfolio’s current Transfer Agent that is substantially similar to the current transfer agency agreement, other than with respect to the compensation payable thereunder. Under the Transfer Agency Agreement, the transfer agency fee rate for the Shares, Services Shares and Premier Shares classes of the Portfolio will be 0.015% of the average daily net assets of the respective class of the Portfolio.

Unless sooner terminated, the Portfolio’s Management Agreement and Transfer Agency Agreement will continue in effect with respect to the Portfolio until June 30, 2015. Thereafter, each of the foregoing Agreements will continue in effect for successive 12-month periods, provided that the continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the applicable Agreement or “interested persons” (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees or by the vote of a majority of the outstanding shares of the Portfolio (as defined under “Description of Shares” section of the SAI). Each Agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) or by the Investment Adviser or Transfer Agent, as the case may be, on 60 days’ written notice.